November 21, 2012

TOUCHSTONE VARIABLE SERIES TRUST

TOUCHSTONE ENHANCED ETF FUND

Supplement To Prospectus And Statement Of Additional Information Dated April 30, 2012, as amended September 10, 2012

The Fund’s Principal Investment Strategies

Based on the investment strategies of the Touchstone Enhanced ETF Fund as outlined on page 54 of the Fund’s Prospectus, the following chart replaces the information under the section entitled, “The Fund’s Principal Investment Strategies”. As of November 6, 2012, the Fund is invested in the following funds at the percentages indicated:

iShares® Trust: iShares Core Total U.S. Bond Market ETF	22%

iShares® Trust: iShares MSCI EAFE Index Fund	22%

iShares® Trust: iShares S&P MidCap 400 Value Index Fund	3%

iShares® Trust: iShares S&P MidCap 400 Growth Index Fund	3%

iShares® Trust: iShares S&P SmallCap 600 Value Index Fund	22%

iShares® Trust: iShares S&P SmallCap 600 Growth Index Fund	3%

iShares® Trust: iShares S&P 500 Value Index Fund	22%

iShares® Trust: iShares S&P 500 Growth Index Fund	3%

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-S1-1204